UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2007

NORTH AMERICAN TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-16217	33-0041789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification no.)

429 Memory Lane, Marshall, Texas 75672

(Address of principal executive offices)

(713) 462-0303

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	– ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 21, 2007 TieTek LLC (“TieTek”), a wholly owned subsidiary of North American Technologies Group, Inc. (collectively the “Company”), and Union Pacific Railroad Company (“UP”) executed a letter (“Third Amendment”) that amends the letter dated November 18, 2002 between TieTek and UP, which was also amended by letter dated April 25, 2006 and March 30, 2007. The Third Amendment was subject to approval by UP’s Executive Department, which approval was received on June 28, 2007. During the period June 1, 2007 through December 31, 2008, TieTek will produce and sell, during each calendar quarter, a substantial portion of the manufacturing capacity of railroad crossties produced in its Marshall, Texas plant.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03(a) CREATION OF A DIRECT FINANCIAL OBLIGATION

On June 26, 2006 the Company entered into a letter agreement (“Loan Agreement”) with Herakles Investments, Inc., Midsummer Investment Ltd, Crestview Capital Master, LLC, Islandia, LP, Enable Growth Partners LP, Enable Opportunity Partners LP and Pierce Diversified Strategy Master Fund LP, Ena, each an owner of equity securities of the Company. The Loan Agreement provides for the initial funding of a $500,000 loan (“Initial Loan”) by the following parties in the amount set opposite their names.

Herakles Investments, Inc.	$293,555.00
Midsummer Investment Ltd.	71,340.00
Crestview Capital Master, LLC	74,880.00
Islandia, LP	28,410.00
Enable Growth Partners LP	27,045.00
Enable Opportunity Partners LP	3,180.00
Pierce Diversified Strategy Master Fund LLC, Ena	1,590.00

TOTAL	$500,000.00

The Company has executed a series of promissory notes in the above amounts payable to each of the above parties. Each promissory note is unsecured, bears interest at the rate of the prime rate of interest as from time to time announced by JP Morgan Chase Bank N.A., and is due in full, together with interest thereon, on November 30, 2008. Funding of the Initial Loan is subject to receipt by each Lender of an executed copy of the Loan Agreement, an executed promissory note and the above mentioned Third Amendment each of which was delivered to the above mentioned parties on July 2, 2007.

The Loan Agreement further provides that the lenders may in their sole and absolute discretion loan an additional $2,500,000 to the Company under terms and conditions that will be submitted to the Company within 15 days after completion of a due diligence period which shall be 20 days following funding of the Initial Loan.

Item 9.01(d) EXHIBITS

The Third Amendment and the Loan Agreement, together with the form of Promissory Note will be filed as exhibits to the next periodic report filed by the Company with the SEC under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN TECHNOLOGIES GROUP, INC.

/s/ John T. Corcia
John T. Corcia, Chief Executive Officer

Dated: July 2, 2007